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                                                                    EXHIBIT 23.1

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

      As independent public accountants, we hereby consent to the incorporation of our report included in this Form 10-K into The York Group, Inc.'s previously filed Registration Statements on Form S-8 (Registration No's: 333-21363 and 333-71301) dated February 7, 1997 and January 28, 1999.

ARTHUR ANDERSEN LLP

Houston, Texas
March 30, 2001